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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2005

                     The Travelers Life and Annuity Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Connecticut
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                 (State or Other Jurisdiction of Incorporation)


                33-58677                                   06-0904249
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        (Commission File Number)               (IRS Employer Identification No.)

  One Cityplace, Hartford, Connecticut                       06103-3415
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(Address of Principal Executive Offices)                   (Zip Code)

                                    860-308-1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT

On July 1, 2005 (the "Closing Date"), MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock (the "Acquisition") of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup"), including The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly-owned subsidiary of TIC ("TLAC"), and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses (collectively, the "Travelers Insurers") for $11.8 billion. Consideration paid by MetLife to Citigroup for the Travelers Insurers consisted of approximately 22.4 million shares of MetLife common stock with a value of approximately $1 billion and $10.8 billion in cash from a combination of dividends from MetLife's insurance subsidiaries and proceeds from the offering of various forms of securities, including fixed and floating rate non-cumulative preferred stock, mandatorily convertible common equity units and US dollar- and sterling-denominated senior notes.


ITEM 8.01 OTHER EVENTS

As a result of the Acquisition, TLAC has become subject to the MetLife Financial Management Code of Professional Conduct (the "Code"), a code of ethics as defined under Regulation S-K, that applies to TLAC's chief executive officer, chief financial officer, chief accounting officer and all professionals in finance and finance-related departments. This Code is available on MetLife's website at www.metlife.com on the corporate governance portion of the site.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE TRAVELERS LIFE AND ANNUITY COMPANY


                                     By:  /s/ Gwenn L. Carr
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                                          Name:   Gwenn L. Carr
                                          Title:  Senior Vice-President and
                                                  Secretary


Date: July 8, 2005